Oil and Natural Gas Reserve Quantities	12 Months Ended
Dec. 31, 2012
Oil and Natural Gas Reserve Quantities

22. OIL AND NATURAL GAS RESERVE QUANTITIES (UNAUDITED)

Our independent engineers, Netherland, Sewell, and Associates, Inc. (“NSAI”) evaluated all of our proved oil, natural gas and NGL reserves for the years ended December 31, 2012, 2011 and 2010. The technical persons responsible for preparing the estimates of our estimated proved reserves meet the requirements with regards to qualifications, independence, objectivity and confidentiality set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers. Our independent third-party engineers do not own an interest in any of our properties and are not employed by us on a contingent basis. We emphasize that reserve estimates are inherently imprecise. Our oil, natural gas and NGL reserve estimates were generally based upon extrapolation of historical production trends, analogy to similar properties and volumetric calculations. Accordingly, these estimates are expected to change, and such change could be material and occur in the near term as future information becomes available. All of our estimated proved reserves are located within the United States.

Proved oil, natural gas and NGL reserves represent the estimated quantities of oil, natural gas and NGLs which geoscience and engineering data demonstrate with reasonable certainty will be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods and governmental regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. Proved developed oil, natural gas and NGL reserves are those expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped reserves are volumes expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Estimated proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing formation. Proved undeveloped reserves can only be assigned to acreage for which improved recovery technology is contemplated unless such techniques have been proven effective by actual tests in the area and in the same reservoir. Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating they are scheduled to be drilled within five years, unless specific circumstances justify a longer time. We have approximately two gross (1.1 net) PUD locations that are to be developed more than five years after first booking. These wells are a part of a development program which includes multiple wells from the same pad that has been pushed outside of the five year range due to our current strategy of drilling single well pads to hold acreage. We believe that this strategy allows for the wells to remain classified as PUD locations. A total of 6.3 Bcfe of estimate proved reserves are attributed to these wells.

Presented below is a summary of changes in estimated reserves of the oil and natural gas wells at December 31, 2012, 2011 and 2010.

	2012
	Oil and NGLs (Bbls)	Natural Gas (Mcf)	Mcf Equivalents
Estimated Proved Reserves—Beginning of Period	15,316,001	274,292,315	366,188,321
Extensions, Discoveries and Additions	13,288,024	116,854,386	196,582,530
Revisions	12,740,217	(1,413,637)	75,027,665
Improved Recovery	758,303	0	4,549,818
Purchases	43,176	0	259,056
Production	(1,090,115)	(18,016,700)	(24,557,390)

Estimated Proved Reserves—End of Period	41,055,606	371,716,364	618,050,000

	2011
	Oil and NGLs (Bbls)	Natural Gas (Mcf)	Mcf Equivalents
Estimated Proved Reserves—Beginning of Period	12,342,828	127,621,835	201,678,803
Extensions, Discoveries and Additions	2,796,834	139,067,694	155,848,698
Revisions(a)	1,060,941	16,515,036	22,880,682
Production(b)	(884,602)	(8,912,250)	(14,219,862)

Estimated Proved Reserves—End of Period	15,316,001	274,292,315	366,188,321

	2010
	Oil and NGLs (Bbls)	Natural Gas (Mcf)	Mcf Equivalents
Estimated Proved Reserves—Beginning of Period	11,509,983	56,163,170	125,223,068
Sale of Reserves in Place	(369,758)	(12,251,612)	(14,470,160)
Extensions, Discoveries and Additions	3,461,768	93,229,532	114,000,140
Revisions	(1,542,033)	(6,511,733)	(15,763,931)
Production(b)	(717,132)	(3,007,522)	(7,310,314)

Estimated Proved Reserves—End of Period	12,342,828	127,621,835	201,678,803

(a)	Revisions includes 120.9 MBbls and 725.4 MMcfe related to our successful ASP pilot in the Illinois Basin.
(b)	Gas production excludes certain production associated with gas sales contracts for which we do not recognize reserves.

	Oil and NGLs (Bbls)	Natural Gas (Mcf)	Mcf Equivalent
Proved Developed Reserves
December 31, 2012	19,359,788	141,754,981	257,913,709
December 31, 2011	10,399,620	110,853,300	173,251,020
December 31, 2010	8,799,105	32,477,226	85,271,856

Revisions. Revisions represent changes in previous reserves estimates, either upward or downward, resulting from new information normally obtained from developmental drilling and production history or resulting from a change in economic factors, such as commodity prices, operating costs.

We had significant revisions in our oil, NGL and natural gas reserves for the year ended December 31, 2012. Revisions due to price in our natural gas operations resulted in a significant loss of reserves. Prices used for natural gas reserves decreased from $4.55 in 2011 to $2.94 in 2012. Partially offsetting the decrease due to pricing were increased reserves due to additional field production data demonstrating better well performance than as of year-end 2011. We believe this increased performance is the result of improved completion techniques. During 2012, we executed an agreement to sell ethane as a separate product in our NGL stream, which is currently being utilized as plant fuel. As such, we booked for the first time ethane barrels as part of our NGL reserves. The ethane reserves contained within revisions to previous estimates are barrels associated to those wells which were considered to be proved locations as of December 31, 2011. We also had revisions in our non-operated properties. In our Westmoreland Marcellus, we saw reserve increases as a result of field production data demonstrating better well performance than last year’s estimates. For our Clearfield County Marcellus proved undeveloped acreage, we saw a reduction in proved reserves primarily due to offset well performance. In our Illinois Basin asset, we saw positive revisions, with a significant portion being the result of our re-frac program of stacked pay intervals instituted during the middle of 2012. We had significant revisions in our oil, NGL and natural gas reserves for the year ended December 31, 2011. The majority of our positive revision of estimated proved reserves occurred in our Marcellus Shale properties, where our average per well estimated ultimate recovery (“EUR”) increased from 4.4 Bcfe to 5.3 Bcfe in our operated areas and from 3.0 Bcf to 4.2 Bcf in our non-operated Marcellus areas. These increases were due to additional field production data demonstrating better well performance compared to prior year performance. We believe that the increased performance was primarily the result of improved completion techniques. In total, the positive revisions in our Marcellus operations accounted for 84% of all revisions. Also impacting our revisions during 2011 was a change in the oil pricing from $76.03 per barrel in 2010 to $92.45 per barrel in 2011. We had significant revisions in our oil and NGL reserves of approximately 1.5 MMBOE for the year ended December 31, 2010, which were primarily due to a decrease in the pricing used for our NGLs from $57.65 per barrel in 2009 to $31.71 per barrel in 2010.

Extensions, discoveries and other additions. These are additions to estimated proved reserves that result from (1) extension of the proved acreage of previously discovered reservoirs through additional drilling in periods subsequent to discovery and (2) discovery of new fields with estimated proved reserves or of new reservoirs of estimated proved reserves in old fields.

We had significant extensions, discoveries and other additions for the year ended December 31, 2012, of 13.3 MMBOE of oil and NGLs and 116.9 Bcf of natural gas. These additions were primarily due to the additional proved undeveloped locations that were added to our proved reserve estimates that were a result of our continued drilling success in the Marcellus Shale. A portion of the extension and discoveries were booked as a result of successful efforts from exploration wells drilled in the Utica Shale and the development of stacked reservoirs through the drilling of previously undeveloped acreage in the Illinois Basin. We had significant extensions, discoveries and other additions for the year ended December 31, 2011, of 2.8 MMBOE of oil and NGLs and 139.1 Bcf of natural gas. These additions were primarily due to the additional proved undeveloped locations that were added to our proved reserve estimates that were a result of our continued drilling success in the Marcellus Shale. A portion of the extension and discoveries were booked as a result of successful efforts from exploration wells drilled in the Burkett and Utica Shales. In the Illinois Basin, we successfully booked estimated proved reserves as a result of our ASP pilot, which were classified as revisions. For the year ended December 31, 2010 we had significant extensions, discoveries of 3.5 MMBOE for oil and NGLs and 93.2 Bcfe for natural gas. These additions were primarily due to the additional proved undeveloped locations that were added to our proved reserve estimates that were a result of our continued drilling success in the Marcellus Shale. Extensions, discoveries and other additions for the year ended December 31, 2009 of 0.9 MMBOE of oil and NGLs and 18.4 Bcfe of natural gas include increases in proved undeveloped locations as a result of our successful exploration efforts in the Marcellus Shale in conjunction with the change in the SEC’s rules to allow producers in continuous accumulation plays to report additional undrilled locations beyond one offset on each side of a horizontal producing well.